UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008

RCN Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

196 Van Buren Street, Herndon, Virginia	20170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 434-8200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In addition, on December 12, 2008, the Company announced that Peter Aquino, President and Chief Executive Officer of the Company, entered into an individual stock trading plan pursuant to Rule 10b5-1 of the Act and the Company’s trading policies and procedures, as part of Mr. Aquino’s individual long-term asset diversification, tax and financial planning strategy. Transactions with respect to Company common stock pursuant to Mr. Aquino’s trading plan will be publicly disclosed through Form 4 filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

Date: December 16, 2008

By: /s/ Michael T. Sicoli
Name: Michael T. Sicoli
Title: Executive Vice President and
Chief Financial Officer